SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

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           (as permitted by Rule 14a-6(e)(2))
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| |      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                            VIDEO SENTRY CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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                            VIDEO SENTRY CORPORATION
                               6365 Carlson Drive
                          Eden Prairie, Minnesota 55346
                                 (612) 934-9900

- --------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 1996
- --------------------------------------------------------------------------------


THE SHAREHOLDERS OF VIDEO SENTRY CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Video Sentry Corporation, a Minnesota corporation (the "Company"), will be held at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, on Tuesday, June 18, 1996, at 3:30 p.m. (Minneapolis time), for the following purposes:

      1. To elect four directors, the names of whom are set forth in the accompanying Proxy Statement.

      2. To consider and act upon a proposal to approve the Video Sentry Corporation 1995 Employee Stock Purchase Plan.

      3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1996.

      4. To transact such other business as may properly be brought before the Annual Meeting or any adjournments thereof.

         Shareholders of record of the Company's common stock at the close of business on April 19, 1996, are the only shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

         Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Ronald W. McClurg
                                     Ronald W. McClurg, Secretary

Eden Prairie, Minnesota
June 4, 1996

- --------------------------------------------------------------------------------
TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON
IF THEY SO DESIRE.
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                            VIDEO SENTRY CORPORATION
                               6365 Carlson Drive
                          Eden Prairie, Minnesota 55346
                                 (612) 934-9900

- --------------------------------------------------------------------------------
                                    PROXY STATEMENT
- --------------------------------------------------------------------------------


                     INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") of Video Sentry Corporation (the "Company"), a Minnesota corporation, to be held on Tuesday, June 18, 1996, or any adjournment or adjournments thereof. The proxy materials are being mailed to shareholders of record of the Company's common stock at the close of business on April 19, 1996. The 1995 Annual Report to Shareholders accompanies this Proxy Statement and form of proxy, which are being mailed to shareholders on or about June 4, 1996.

         The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The cost of preparing, assembling, and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such person will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

         A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by
(a) notifying the Secretary of the Company in writing, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted FOR Proposal 1, the election of each of the nominees for director named in this Proxy Statement, FOR Proposal 2, the adoption of the Video Sentry Corporation 1995 Employee Stock Purchase Plan, and FOR Proposal 3, the ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 1996. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournments thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders. If proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote on the matter but will not be considered to have been voted in favor of such matter. If a proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                          OUTSTANDING VOTING SECURITIES

         Only shareholders of record of the Company's common stock at the close of business on April 19, 1996, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the record date, there were issued and outstanding 4,814,462 shares of common stock. Each share of common stock entitles the holder thereof to one vote on each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the shares of the Company's common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The business affairs of the Company are managed under the direction of the Board of Directors. Four directors will be elected at the Annual Meeting to serve until the date of the next Annual Meeting, or until his successor is duly elected and qualified as a director. All four of the nominees named below are now serving as directors of the Company and currently comprise the entire Board of Directors. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. All nominees have indicated a willingness to serve if elected. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below.


                                                                                               DIRECTOR
NAME                                POSITIONS WITH THE COMPANY                    AGE           SINCE
- ----                                --------------------------                    ---           -----

Andrew L. Benson                    Chairman of the Board, President               41       September 1990
                                    and Chief Executive Officer

Robert D. Furst, Jr.                Director                                       43        January 1993

Jean R. Stiegemeier                 Director                                       52         April 1994

Dennis R. Johnson                   Director                                       51          May 1996



SHAREHOLDER APPROVAL
      The affirmative vote of a plurality of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.



                   INFORMATION CONCERNING DIRECTORS, NOMINEES
                             AND EXECUTIVE OFFICERS

DIRECTORS AND NOMINEES
      The following discussion sets forth certain information concerning the directors and nominees of the Company.

      ANDREW L. BENSON is the founder of the Company and has served as its President, Chief Executive Officer, and a director since its inception in 1990. From the Company's inception in 1990, he served as the Company's Treasurer until June 1994 and its Secretary until August 1994. Mr. Benson also is currently serving as Chairman of the Board. From May 1988 to August 1990, Mr. Benson was the President of Assets Protection, Inc., a Minnesota private detective agency which he founded. From 1983 to 1988, Mr. Benson held several security-related management positions with various companies, including Pinkerton, Inc. and Norwest Bank Minnesota, N.A., Minneapolis, Minnesota.

      ROBERT D. FURST, JR. has been a director of the Company since January 1993 and was one of the original investing shareholders of the Company. Mr. Furst is the founder and owner of Furst Capital Management, a firm specializing in trading government and equity securities as well as commodity futures. Mr. Furst is a member of the Chicago Board of Trade and has been a securities and commodities trader since 1980. Mr. Furst currently serves on the Board of Directors of NOW Technologies, Inc., a manufacturer of chemical packaging and dispensing systems serving the semiconductor industry; Lucht, Inc., a manufacturer of high volume photographic printers and other equipment; and Growing Healthy, Inc., a consumer products company in the food industry. Mr. Furst is both an attorney and certified public accountant registered in the state of Minnesota.

      JEAN R. STIEGEMEIER has been a director of the Company since April 1994. Mr. Stiegemeier is the Chairman of the Board, Chief Executive Officer and a director of Lucht, Inc., a Bloomington, Minnesota based company which manufactures high volume photographic printers and other equipment. Mr. Stiegemeier is also the Chairman of the Board and Chief Executive Officer of Franklin Industries, a steel fabricating mill located in Franklin, Pennsylvania. During the period from 1988 to 1992, Mr. Stiegemeier was a private investor.

      DENNIS R. JOHNSON is currently President and Chief Executive Officer of XATA Corp. From March 1992 to February 1994, Mr. Johnson was President of National Business Systems, Inc. a provider of data and information processing services and data processing supplies. From August 1990 through March 1992, Mr. Johnson was an employee of, and business consultant to, Ameridata and a consultant to TCF Bank. Mr. Johnson is a graduate of Mankato State University.

      Directors of the Company are elected annually to serve until the next annual meeting of shareholders or until their successors are duly elected.

DIRECTOR COMPENSATION
      Directors of the Company currently receive no fee for their services as directors. The Company has granted non-qualified stock options under the Video Sentry Corporation Amended and Restated 1993 Stock Option Plan to its directors who are not employees of the Company in connection with their service as directors, as follows: Robert D. Furst, Jr. has been granted an option for the purchase of 30,000 shares. Jean R. Stiegemeier has been granted options for the purchase of 37,500 shares, of which 30,000 were granted in connection with a consulting agreement and 7,500 were granted in connection with his service as a director. Such options expire five years from the date of grant.

COMMITTEE OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE
      The Board of Directors met eight times during the last fiscal year. All directors attended more than 75% of the meetings of the Board. The Board of Directors has two standing committees, an Audit Committee comprised of two members, which did not meet during 1995, and a Compensation Committee comprised of three members, which met once during 1995. The Board of Directors does not have a nominating committee.

      The Audit Committee recommends engagement of the independent auditors, considers fee arrangements and scope of the audit, reviews the financial statements and the independent auditors' report, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff. The Company does not currently have any directors serving on the Audit Committee.

      The purpose of the Compensation Committee is to establish and execute compensation policies and programs for the Company's executives and employees, including the administration of the Video Sentry Corporation Amended and Restated 1993 Stock Option Plan and 1995 Employee Stock Purchase Plan. The members of the Compensation Committee are Mr. Furst and Mr. Stiegemeier.

EXECUTIVE OFFICERS
      The following discussion sets forth information about the executive officers of the Company who are not directors.


                                                                                                      OFFICER
NAME                                   POSITIONS WITH THE COMPANY                      AGE             SINCE

Ronald W. McClurg                      Vice President Finance, Treasurer and            37              1995
                                       Secretary

Leonard Kedrowski                      Chief Financial Officer                          54              1996


      RONALD W. MCCLURG was named Vice President Finance in May 1996 and has served as the Company's Treasurer and Secretary since April 10, 1995. Prior to assuming the title of Vice President Finance, Mr. McClurg had also served as the Company's Chief Financial Officer since April 1995. From 1991 until joining the Company, Mr. McClurg served in various positions with Insignia Systems, Inc., a Minnetonka, Minnesota based, provider of sign and label equipment, software and related supplies to retailers. Most recently, Mr. McClurg served as its Director of Finance and Chief Financial Officer. From 1987 to 1991, Mr. McClurg served as Chief Financial Officer for Orthomet, Inc., a manufacturer of orthopedic implants and related surgical instrumentation.

      LEONARD KEDROWSKI has served as the Company's Chief Financial Officer since May 1996. Since 1992, Mr. Kedrowski has been the President of Executive and Management Consulting, Inc. From 1971 to 1992, Mr. Kedrowski served in a variety of positions, including most recently as Vice President, with Andersen Corporation, a manufacturer of windows. Mr. Kedrowski also currently serves on the Board of Directors of First American Family of Funds.


EXECUTIVE COMPENSATION
      The following table sets forth the compensation paid to the Company's Chief Executive Officer for services rendered by him during the years ended December 31, 1995, 1994 and 1993.

                                            SUMMARY COMPENSATION TABLE



                                                               ANNUAL              LONG TERM
                                                           COMPENSATION           COMPENSATION
                                                                                     AWARDS             ALL OTHER
      NAME AND PRINCIPAL POSITION            YEAR         SALARY      BONUS         OPTIONS (#)       COMPENSATION
Andrew L. Benson                             1995        $128,365      $-0-              --                $ -0-
President                                    1994        $ 84,436      $-0-              --                $ -0-
                                             1993        $ 70,000      $-0-              --             $ 14,400 (1)

Michael J. Lindseth                          1995        $ 71,635      $-0-          300,000 (2)           $ -0-
Former Chief Executive Officer


- --------------------------

(1) Reflects the Company's payment of a portion of Mr. Benson's 1992 Federal income tax liability.

(2) See "Information Concerning Directors, Nominees and Executive Officers - Stock Options" for information regarding the cancellation and reissuance of an option granted to Mr. Lindseth in 1995.

STOCK OPTIONS
      The Video Sentry Corporation Amended and Restated 1993 Stock Option Plan (the "Plan") was adopted by the Board of Directors of the Company and approved by the shareholders in 1994. The Plan permits the granting of awards to directors and employees of the Company in the form of stock options. Stock options granted under the Plan may be "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which do not meet the requirements of
Section 422. A total of 880,000 shares of the Company's Common Stock have been reserved for issuance pursuant to awards granted under the Plan. As of March 31, 1996, an aggregate of 292,500 shares were subject to outstanding stock options, and 305,000 shares were available for future option grants under the Plan. As of March 31, 1995, the outstanding stock options were exercisable with respect to 106,250 shares, and options for the purchase of 282,500 shares had been exercised under the Plan. The Plan provides that the exercise price of all incentive and non-qualified stock options granted under the Plan must be at least 100% and 85%, respectively, of the fair market value of the Company's Common Stock at the date of grant.

      The Plan is administered by the Compensation Committee of the Board of Directors. The Plan gives broad powers to the Compensation Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted. Options may be granted pursuant to the Plan through January 2003. The Plan may be terminated earlier by the Board of Directors in its sole discretion. The Company believes that all options and warrants were granted at exercise prices of at least 85% of what the Company determined to be the market value for its Common Stock.



                         OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)
                                                  PERCENT OF TOTAL
                                                  OPTIONS GRANTED TO  EXERCISE
                                   OPTIONS         EMPLOYEES IN        PRICE     EXPIRATION
NAME                             GRANTED (#)        FISCAL YEAR        ($/SH)       DATE
Andrew L. Benson                   --                   --              --           --
Michael J. Lindseth            300,000 (1)              69%            $8.50      5/24/2000


- --------------------

(1) Mr. Lindseth was granted a non-qualified stock option for 300,000 shares on May 24, 1995 with an exercise price of $10.00 per share. On November 15, 1995, such option was cancelled and the Company granted Mr. Lindseth a replacement option for 300,000 shares with an exercise price of $8.50 per share. The option was exercisable for 40,000 shares on the date of grant and vested as to 110,000, 75,000, 75,000 additional shares on July 10, 1997, 1998, and 1999, respectively. As of January 5, 1996, Mr. Lindseth no longer served as an officer or employee of the Company and the unexercised portion of his option has expired.

      The following table sets forth certain information regarding the number and value of unexercised stock options held by the executive officers named in the Summary Compensation Table as of the end of the Company's 1995 fiscal year.

                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

NAME                            SHARES                           NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                               ACQUIRED            VALUE        OPTIONS AT YEAR-END (#)    IN-THE-MONEY OPTIONS
                              ON EXERCISE        REALIZED                                   AT YEAR-END ($) (1)
                                                              EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
Andrew L. Benson                  -0-              -0-                     0 / 0                     $0 / $0
Michael J. Lindseth               -0-              -0-                 58,750/278,750            $35,063/$35,063


- --------------------

(1) Based on the difference between the December 29, 1995 closing price of $7.50 per share as reported on the Nasdaq Stock Market and the exercise price of the options.

PROFIT SHARING PLAN
      The Company has established a profit sharing plan which covers substantially all employees meeting the eligibility requirements. Contributions to the plan are determined by the Board of Directors on an annual basis. The plan contains a provision for a deferred compensation plan under Section 401(k) of the Internal Revenue Code for eligible employees. No contributions have been made by the Company to the plan.


                              BENEFICIAL OWNERSHIP

      The following table sets forth information regarding the beneficial ownership of shares of common stock of the Company by each director of the Company, by the President and Chief Executive Officer, by all directors and executive officers of the Company as a group, and by each shareholder who is known by the Company to own more than 5% of the Company's common stock as of April 15, 1996.

                                                                                           PERCENTAGE OF
                                                    NUMBER OF SHARES                       COMMON STOCK
BENEFICIAL OWNER                                 BENEFICIALLY OWNED (1)                   OUTSTANDING (2)
Robert D. Furst, Jr.                                     976,672  (3)                           19.6%
    601 Lakeshore Parkway, Suite 1050
    Minnetonka, Minnesota 55305

Andrew L. Benson                                         805,750                                16.7%
    6365 Carlson Drive
    Eden Prairie, Minnesota 55346

Perkins Capital Management                               465,200  (4)                            9.7%
    730 East Lake Street
    Wayzata, Minnesota 55391

Dennis R. Johnson                                             *                                    *
    500 East Travellers Trail
    Burnsville, Minnesota 55337

Michael J. Lindseth                                       12,778                                   *
    11797 Montcurve Road
    Eden Prairie, Minnesota 55347

Jean R. Stiegemeier                                       28,125  (3)                              *
    11201 Hampshire Avenue South
    Bloomington, Minnesota 55438

All directors and executive                            1,831,797  (5)                           36.4%
    officers as a group (5 persons,
    including those named above)


- ---------------------

*     Less than one percent.

(1) Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

(2) Based on 4,814,462 shares outstanding as of April 15, 1996. Each figure showing the percentage of outstanding shares beneficially owned has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person within 60 days upon exercise of stock options.

(3) Includes shares which could be purchased upon the exercise of existing options and warrants which are currently exercisable or which will become exercisable within 60 days of April 15, 1996, as follows: Mr. Furst (175,182 shares); and Mr. Stiegemeier (28,125 shares).

(4) According to a Schedule 13G dated February 1, 1996, Perkins Capital Management beneficially owned 465,200 shares of common stock. Perkins Capital Management reported sole voting power with respect to 95,500 shares, and sole dispositive power with respect to 465,200 shares.

(5) Includes 224,557 shares which could be purchased upon the exercise of existing option and warrants which are currently exercisable or which will become exercisable within 60 days of April 15, 1996.

                          COMPLIANCE WITH SECTION 16(a)

      The Company's directors, executive officers, and any persons holding more than 10% of outstanding common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that during 1995 the filing requirements were satisfied. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10% of common stock and copies of the reports that they have filed with the Securities and Exchange Commission.

                              CERTAIN TRANSACTIONS

      Between October 1992 and February 1994, Robert D. Furst, Jr., a director and principal shareholder of the Company, made loans and advances to the Company in the aggregate principal amount of approximately $890,000. Prior to August 1993, such loans to the Company were evidenced in part by a series of promissory notes, each bearing an annual interest rate of 10%. On August 3, 1993, the Company and Mr. Furst entered in a revolving line of credit agreement (the "Credit Agreement") and security agreement pursuant to which Mr. Furst agreed to loan the Company up to $500,000 at an annual interest rate of 10%. Pursuant to the security agreement, repayment of advances made under the Credit Agreement was secured by all of the assets of the Company. Upon the execution of the Credit Agreement, the then outstanding balance of the prior loans and advances in the aggregate amount of $469,500 was transferred to, and incorporated in, the Credit Agreement. The Company made periodic repayments of principal and interest between December 1992 and January 1994 in the aggregate amount of approximately $310,250, which was applied first to interest and then to principal. In 1993, the Company also repaid $11,000 borrowed from Mr. Furst pursuant to a non-interest bearing promissory note dated October 15, 1991 which was not included in the Credit Agreement. In April 1994, the Company used approximately $623,000 of the proceeds from a $1,500,000 debt issuance to repay, in full, approximately $615,000 of principal and approximately $8,000 of interest then owing to Mr. Furst under the Credit Agreement. The Company is no longer indebted to Mr. Furst.

      In connection with the loans to the Company described above, the Company granted Warrants to Mr. Furst for the purchase of 145,182 shares of Common Stock. Such warrants range in exercise price from $1.17 per share to $2.00 per share, are currently exercisable in full, and expire between October 1997 and September 1998. To date, Mr. Furst has not purchased any shares pursuant to such Warrants.

      The Company believes that all prior transactions between the Company and its officers, directors, or other affiliates of the Company were on terms no less favorable than could have been obtained from unaffiliated third parties on an arm's-length basis. All future transactions with directors, officers or shareholders holding more than 5% of the Company's outstanding Common Stock, or affiliates of any such persons, will be made for bona fide business purposes and will be on terms no less favorable than could be obtained from an unaffiliated third party and will be approved by a disinterested majority of the Company's independent outside directors.



                                   PROPOSAL 2
                 APPROVAL OF 1995 EMPLOYEE STOCK PURCHASE PLAN

      Effective as of June 30, 1995, the Board of Directors adopted the 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to the approval of the Company's shareholders on or before June 30, 1996. The purpose of the Stock Purchase Plan is to encourage and enable employees of the Company to acquire a proprietary interest in the Company through ownership of shares of the Company's common stock. The Stock Purchase Plan allows employees of the Company and any Subsidiary Corporations to make contributions to the Stock Purchase Plan as described below to purchase shares of the Company's common stock. Management believes that employees who elect to participate in the Stock Purchase Plan will have a closer identification with the Company and more motivation to work with the Company's success by reason of their ability as shareholders to participate in the Company's growth and earnings.

      The following discussion of the principal features and effects of the Stock Purchase Plan is qualified in its entirety by reference to the text of the Stock Purchase Plan.

GENERAL
      The Stock Purchase Plan provides for voluntary contributions by eligible employees of the Company through payroll deductions. On the last day of each phase during the term of the Stock Purchase Plan (the "Stock Purchase Date"), a participating employee shall be deemed to have purchased a number of full shares of the common stock of the Company which the balance of the accumulated payroll deductions in such employee's account at the Stock Purchase Date will purchase at the applicable purchase price. Any excess balance in such account at the Stock Purchase Date will be returned to the participant together with a certificate for the shares of common stock purchased as soon as practicable following the Stock Purchase Date. The Stock Purchase Plan consists of three one-year phases, with the first phase commencing on July 1, 1995 and ending June 30, 1996. Each successive phase will commence immediately after the completion of the preceding phase.

ELIGIBLE EMPLOYEES
      The Stock Purchase Plan is available to any person who is customarily employed on a full-time or part-time basis by the Company or any Subsidiary Corporation and is regularly scheduled to work more than 20 hours per week and more than five months in a calendar year. No employee will be granted the right to purchase common stock of the Company under the Stock Purchase Plan (i) if, immediately after the grant, such employee would own common stock of the Company, and/or hold outstanding options to purchase common stock of the Company, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company; or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of such stock (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time.

EMPLOYEE CONTRIBUTIONS
      Each eligible employee who enrolls in the Stock Purchase Plan will elect to have deductions made from his or her pay from the Company on each payday at a rate of at least $10.00 per pay period or any greater whole dollar amount up to 10% of either such employee's base pay for the term of the phase. Participants are not permitted to reduce or increase the amount of their payroll deduction after the commencement of a phase.

      The purchase price of the Company's common stock acquired by participants under the Stock Purchase Plan will be the lesser of 85% of the fair market value of the Company's common stock on the date the phase commences or on the termination date of the phase. Fractional shares will not be issued under the Stock Purchase Plan, and any accumulated payroll deductions which would have been used to purchase fractional shares on any Stock Purchase Date will be returned to the participant.

SHAREHOLDER RIGHTS OF PARTICIPANTS
      As soon as practicable following the completion of each phase, certificates for the shares of common stock purchased during such phase will be delivered to each participant. The participants will have no rights as shareholder with respect to shares purchased under the Stock Purchase Plan until the date of the issuance of the stock certificate evidencing such shares.

EFFECTS OF WITHDRAWAL, TERMINATION OF EMPLOYMENT, DEATH, AND LEAVES OF ABSENCE
      WITHDRAWAL FROM STOCK PURCHASE PLAN. A participant in the Stock Purchase Plan may terminate his or her participation in the Stock Purchase Plan and withdraw all payroll deductions credited to his or her account thereunder at any time prior to the next Stock Purchase Date by giving written notice to the Company as provided in the Stock Purchase Plan. All of such participant's payroll deductions credited to his or her account which have not theretofore been used to purchase the Company's common stock under the Stock Purchase Plan then will be paid to him or her promptly after receipt of his or her notice of withdrawal, and no further payroll deductions will be made from his or her pay under the Stock Purchase Plan. A participant's withdrawal from participation in the Stock Purchase Plan at any time will not affect his or her eligibility to participate in the Stock Purchase Plan on any subsequent Enrollment Date or in any similar plan of the Company. However, an eligible employee who ceases participation in the Stock Purchase Plan may not participate therein for at least six months after any such withdrawal.

      TERMINATION OF EMPLOYMENT. Upon termination of the participant's employment with the Company for any reason, including retirement (but excluding death while in the employ of the Company), the Company will deliver to such participant or, in the case of death after the termination of such participant's employment with the Company, to the person or persons entitled thereto, a certificate evidencing the shares of common stock of the Company purchased by the participant under the Stock Purchase Plan, together with a cash payment equal to the total balance (without interest) of any payroll deductions credited to the participant's account under the Stock Purchase Plan which were not used for the purchase of common stock of the Company thereunder.

      DEATH. Upon termination of a participant's employment because of his or her death, the participant's beneficiary shall have the right to elect, by written notice given to the Company as provided in the Stock Purchase Plan prior to the next Stock Purchase Date, either to (i) withdraw all of the payroll deductions credited to the participant's account under the Stock Purchase Plan which have not been used for the purchase of the Company's common stock, or (ii) exercise the participant's right to purchase the Company's common stock on the next Stock Purchase Date following the date of the participant's death for the purchase of the number of full shares of such common stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable purchase price, and any excess in such account will be returned to said beneficiary, without interest. If no written notice of election has been received by the Company prior to the next Stock Purchase Date, the beneficiary shall automatically be deemed to have elected, pursuant to the foregoing paragraph (i), to withdraw all of the payroll deductions credited to the participant's account which have not been used to purchase shares of the Company's common stock.

NUMBER OF SHARES SUBJECT TO STOCK PURCHASE PLAN; ADJUSTMENT
      The maximum number of shares of the Company's common stock that may be issued under the Stock Purchase Plan, subject to adjustment as described below, is 100,000 shares. Such shares may be authorized but unissued shares of the Company's common stock or shares acquired by the Company and held as treasury stock. If the outstanding shares of common stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee administering the Stock Purchase Plan (which Committee is described below) in the number and/or kind of shares which are subject to purchase under outstanding rights and to the purchase price or prices applicable to such outstanding rights. In addition, in any such event, the number and/or kind of shares which may be offered pursuant to the Stock Purchase Plan also shall be proportionately adjusted.

TRANSFERABILITY
      During the lifetime of a participant in the Stock Purchase Plan, such a participant's rights to purchase shares under the Stock Purchase Plan shall be exercisable only by that participant. Neither payroll deductions credited to a participant's account nor any rights to purchase or receive shares under the Stock Purchase Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or by the laws of descent or distribution.

MERGER, CONSOLIDATION, REORGANIZATION OR LIQUIDATION
      Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each right then outstanding under the Stock Purchase Plan will thereafter be entitled to receive at the next Stock Purchase Date, for each share which the participant otherwise would have the right to purchase under the Stock Purchase Plan, as near as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Company's common stock was entitled to receive upon and at the time of such transaction.

ADMINISTRATION
      The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors. No member of the Committee will be eligible to purchase the Company's common stock under the Stock Purchase Plan. Subject to the provisions of the Stock Purchase Plan, the Committee shall have authority in its discretion to interpret and construe any and all provisions thereof, to adopt rules and regulations for administering the Stock Purchase Plan, and to make all other determinations deemed necessary or advisable for administering the Stock Purchase Plan. The Committee's determination on the foregoing matters shall be final, conclusive and binding upon all participants and any and all persons claiming rights under the Stock Purchase Plan under or through any participant.

AMENDMENT AND TERMINATION
      The Board of Directors of the Company will have the power and authority to terminate or amend the Stock Purchase Plan. However, the Board cannot, without the approval of the shareholders of the Company, (i) increase the maximum number of shares which may be issued under the Stock Purchase Plan (unless otherwise expressly provided therein); (ii) materially modify the requirements as to the class of employees eligible to purchase common stock under the Stock Purchase Plan or permit the members of the Committee to purchase common stock under the Stock Purchase Plan; or (iii) materially increase the benefits accruing to participants under the Stock Purchase Plan. In addition, no termination, modification, or amendment of the Stock Purchase Plan may, without the consent of a participant then having the right to purchase shares under the Stock Purchase Plan, adversely affect the rights of such participant to purchase such shares.

FEDERAL INCOME TAX CONSEQUENCES
      The following description is a general summary of the current federal income tax provisions relating to the rights granted under the Stock Purchase Plan and the sale of shares of common stock acquired thereunder. The provisions summarized below are subject to changes in federal income tax laws and regulations, and the effects of such provisions may vary with individual circumstances.

      Under Section 423(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the transfer of a share of the Company's common stock to a participant pursuant to the Stock Purchase Plan is entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), a participant will not be required to recognize income at the time he or she acquires the right to purchase common stock under the Stock Purchase Plan or when common stock is purchased thereunder. Because the purchase price of the shares of the Company's common stock under the Stock Purchase Plan is less than the fair market value of such common stock on the date of purchase, a participant will recognize compensation income in connection with the shares acquired. Section 423(c) of the Code provides that, if the holding periods described below are met, the participant will recognize compensation income (taxed as ordinary income) at the time the shares are sold or otherwise disposed of in a taxable transaction (or in the event of the death of the participant while owning such shares, whether or not the holding period requirements are met). The amount of such compensation income will be equal to the lesser of (i) the excess of the fair market value of the common stock at the time of such disposition or death over the amount paid for the shares, or (ii) the excess of the fair market value of the common stock on the date the option was granted over the amount paid for the shares. Such recognition of compensation income upon disposition shall have the effect of increasing the basis of the shares in the participant's hands by an amount equal to the amount of compensation income recognized. The Company will not be entitled to any business expense deduction with respect to the Stock Purchase Plan except in connection with a disqualifying disposition, as discussed below. Any additional gain or loss resulting from the disposition (if it is not a disqualifying disposition), which is measured by the difference between the amount paid for the shares and the amount realized (less the amount recognized as compensation income as described above), will be recognized to the participant as long-term capital gain or loss. No portion of the amount received pursuant to such a disposition will be subject to withholding for federal income taxes or be subject to federal Social Security or federal unemployment taxes.

      In order for a participant in the Stock Purchase Plan to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 423(a) requires that the participant make no disposition of the shares within two years from the date the participant obtains the right to purchase shares under the Stock Purchase Plan nor within one year from the date the shares were purchased. In addition, the participant must, with the exceptions noted above with respect to death or disability, be an employee of the company granting the rights under the Stock Purchase Plan (or a parent or subsidiary of such corporation, as defined in Sections 425(e) and (f) of the Code) at all times within the period beginning on the date of the right to acquire shares under the Stock Purchase Plan arises and ending on a date within three months before the date shares are acquired under the Stock Purchase Plan.

      If a participant disposes of common stock acquired pursuant to the Stock Purchase Plan before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of the common stock on the date the shares were purchased exceeds the purchase price of such shares. The difference between the fair market value of the common stock on the date the shares were purchased and the amount realized upon disposition also will be treated as ordinary income. Such income may be subject to the income tax withholding requirements of the Code and federal Social Security withholding requirements. At the time of the disqualifying disposition, the Company will be allowed a corresponding business expense deduction under Section 162 of the Code to the extent of the amount of the participant's ordinary income.

      The Stock Purchase Plan is not subject to the provisions of the Employment Retirement Income Security Act of 1974, as amended, and is not qualified under
Section 401(a) of the Code.

SHAREHOLDER APPROVAL
      The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to approve the Stock Purchase Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN AS SET FORTH IN PROPOSAL 2.


                                   PROPOSAL 3
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1996. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions from shareholders.

      All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of the independent auditors, unless other instructions are indicated thereon.

SHAREHOLDER APPROVAL
      The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1996.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AS SET FORTH IN PROPOSAL 3.


                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgement.

                 SHAREHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

      Shareholders' proposals intended to be presented at the 1997 Annual Meeting must be received by the Company no later than February 1, 1997, for inclusion in the Company's proxy statement and form of proxy for that meeting. Due to the technical nature of the rights of shareholders and the Company in this area, a shareholder desiring to make a shareholder proposal should consider consulting his or her personal legal counsel with respect to such rights.

                              FINANCIAL INFORMATION

      The Company's Annual Report to Shareholders for the year ended December 31, 1995 is being mailed to shareholders with this Proxy Statement. UPON WRITTEN REQUEST, SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1995 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER, VIDEO SENTRY CORPORATION, 6365 CARLSON DRIVE, EDEN PRAIRIE, MINNESOTA 55346.


                                      BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Ronald W. McClurg

                                      Ronald W. McClurg, Secretary
Eden Prairie, Minnesota
June 4, 1996



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                            VIDEO SENTRY CORPORATION
                               6365 CARLSON DRIVE
                          EDEN PRAIRIE, MINNESOTA 55346


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIDEO SENTRY CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 1996.

      The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Andrew L. Benson and Robert D. Furst, Jr., or either of them, as proxy or proxies (the "Proxies"), each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock, $.01 par value, of Video Sentry Corporation (the "Company") held of record by the undersigned on April 19, 1996, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 18, 1996, or any adjournments thereof.

1.    ELECTION OF DIRECTORS:

|_|   FOR all nominees listed below
      (except as marked to the contrary below)

|_|   WITHHOLD AUTHORITY
       to vote for all nominees listed below


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

 Andrew L. Benson   Robert D. Furst, Jr.  Jean R. Stiegemeier  Dennis R. Johnson


2.    APPROVAL OF THE VIDEO SENTRY CORPORATION 1995 EMPLOYEE STOCK PURCHASE
      PLAN.

               |_|  FOR           |_|  AGAINST           |_|  ABSTAIN


3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF VIDEO SENTRY CORPORATION FOR THE YEAR ENDING DECEMBER 31, 1996.

               |_|  FOR           |_|  AGAINST           |_|  ABSTAIN

                 (continued, and to be signed on the other side)


                           (continued from other side)



4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.



                                        Please sign exactly as name appears
                                        below. When shares are held by joint
                                        tenants, both must sign. When signing as attorney, executor, administrator, trustee,or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature if held jointly


DATED: ___________________, 1996
PLEASE VOTE, SIGN DATE AND
RETURN THE PROXY CARD USING
THE ENCLOSED ENVELOPE.




                            VIDEO SENTRY CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN


         1. ESTABLISHMENT OF PLAN. Video Sentry Corporation (the "Company") proposes to grant to certain employees of the Company the opportunity to purchase common stock, $.01 par value (the "Common Stock"), of the Company. Such Common Stock shall be purchased pursuant to the "VIDEO SENTRY CORPORATION EMPLOYEE STOCK PURCHASE PLAN" (the "Plan"). The Company intends that the Plan shall qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code (the "Code") of 1986, as amended, and shall be construed in a manner consistent with the requirements of Section 423 of the Code and the regulations thereunder.

         2. PURPOSE. The Plan is intended to encourage stock ownership by employees of the Company, and thus provide an incentive to them to remain employed with the Company, improve operations, increase profits, and contribute more significantly to the Company's success.

         3. DEFINITIONS.


         (a) "Subsidiary" shall include any corporation defined as a subsidiary of the Company in Section 424(f) of the Code.

         (b) "Employee" shall mean any employee, including an officer, of the Company who as of the day immediately preceding the commencement of a phase (the "Commencement Date") is customarily employed by the Company for more than twenty (20) hours per week and more than five (5) months in a calendar year.

         (c) "Base Pay" is the regular pay for employment for each employee as annualized for a twelve (12) month period, exclusive of overtime, commissions, bonuses, disability payments, shift differentials, incentives and other similar payments, determined as of the Commencement Date of each phase.

         4. ELIGIBILITY. All Employees, as defined in Paragraph 3 hereof, who are employed by the Company at least one day prior to the Commencement Date of a phase shall be eligible to participate in such phase.

         5. PARTICIPATION. Participation in the Plan is voluntary. An eligible Employee may elect to participate in any phase of the Plan, and thereby become a "Participant" in the Plan, by completing the Plan payroll deduction form provided by the Company and delivering it to the Company or its designated representative prior to the Commencement Date of that phase. Payroll deductions for a Participant shall commence on the first payday after the Commencement Date of the phase and shall terminate on the last payday immediately prior to or coinciding with the termination date of that phase unless sooner terminated by the Participant as provided in Paragraph 10 hereof.

         6. ADMINISTRATION. The Plan shall be administered by a compensation committee (the "Committee") consisting of not less than two directors or employees of the Company, as designated by the Board of Directors of the Company (the "Board of Directors"). No member of the Committee shall be eligible to purchase stock under the Plan. The Board of Directors shall fill all vacancies in the Committee and may remove any member of the Committee at any time, with or without cause. The Committee shall select its own chairman and hold its meetings at such times and places as it may determine. All determinations of the Committee shall be made by a majority of its members. Any decision which is made in writing and signed by a majority of the members of the Committee shall be effective as fully as though made by a majority vote at a meeting duly called and held. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company, its employees and it shareholders and in accordance with the purposes of the Plan; provided, however, that the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code. Such determinations shall be binding upon the Company and the participants in the Plan unless otherwise determined by the Board of Directors. The Company shall pay all expenses of administering the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         7.       DURATION AND PHASES OF THE PLAN.

         (a) The Plan will commence on July 1, 1995 and will terminate June 30, 1998, except that any phase commenced prior to such termination shall, if necessary, be allowed to continue beyond such termination until completion. Notwithstanding the foregoing, this Plan shall be considered of no force and effect and any options granted shall be considered null and void unless the holders of a majority of all of the issued and outstanding shares of the common stock of the Company approve the Plan within twelve (12) months after the date of its adoption by the Board of Directors.

         (b) The Plan shall be carried out in one or more phases, each phase being for a period of one year. Each phase shall commence immediately after the termination of the preceding phase. The existence and Commencement Date of each phase shall be determined by the Committee, provided that the commencement of the first phase shall be within twelve (12) months before or after the date of approval of the Plan by the shareholders of the Company. In the event all of the stock reserved for grant of options hereunder is issued pursuant to the terms hereof prior to the commencement of one or more phases scheduled by the Committee or the number of shares remaining is so small, in the opinion of the Committee, as to render administration of any succeeding phase impracticable, such phase or phases shall be canceled. Phases shall be numbered successively as Phase 1, Phase 2 and Phase 3.

         (c) The Board of Directors may elect to accelerate the termination date of any phase effective on the date specified by the Board of Directors in the event of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (iii) any plan or liquidation or dissolution of the Company.

         8.       PAYROLL DEDUCTIONS.

         (a) Upon enrollment, a Participant shall elect to make contributions to the Plan by payroll deductions (in full dollar amounts and in amounts calculated to be as uniform as practicable throughout the period of the phase), in the aggregate amount not in excess of 10% of such Participant's Base Pay for the term of the phase, as determined according to Paragraph 3 hereof.

                  The minimum authorized payroll deduction must aggregate to not less than $10 per pay period.

         (b) In the event that the Participant's compensation for any pay period is terminated or reduced from the compensation rate for such a period as of the Commencement Date of the phase for any reason so that the amount actually withheld on behalf of the Participant as of the termination date of the phase is less than the amount anticipated to be withheld over the phase year as determined on the Commencement Date of the phase, then the extent to which the Participant may exercise his option shall be based on the amount actually withheld on his behalf. In the event of a change in the pay period of any Participant, such as from biweekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to ensure the deduction of the proper amount authorized by the Participant.

         (c) All payroll deductions made for Participants shall be credited to their accounts under the Plan. A Participant may not make any separate cash payments into such account.

         (d) Except for his right to discontinue participation in the Plan as provided in Paragraph 10, no Participant shall be entitled to increase or decrease the amount to be deducted in a given phase after the Commencement Date.

         9.       OPTIONS.

         (a)      GRANT OF OPTION.

                  (i) A Participant who is employed by the Company as of the Commencement Date of a phase shall be granted an option as of such date to purchase a number of full shares of Common Stock to be determined by dividing the total amount to be credited to that Participant's account under Paragraph 8 hereof by the option price set forth in Paragraph 9(a)(ii)(A) hereof, subject to the limitations of Paragraph 11 hereof.

                  (ii) The option price for such shares of Common Stock shall be the lower of:

                           A. Eighty-five percent (85%) of the fair market value of such shares of common stock on the Commencement Date of the phase; or

                           B. Eighty-five percent (85%) of the fair market value of such shares of common stock on the termination date of the phase.

                  (iii) The fair market value of shares of Common Stock of the Company shall be the average of the bid and asked price of the Common Stock on each valuation date or the nearest prior business day on which the bid and asked prices were quoted on the NASDAQ SmallCap Market, or if the Common Stock is listed on the Nasdaq National Market, the average high and low sales price for the Common Stock as reported on the Nasdaq National Market. If the Common Stock is not listed in the foregoing markets, then the fair market value shall be determined by the Committee for each valuation date in a manner acceptable under Section 423 of the Code.

                  (iv) Anything herein to the contrary notwithstanding, no Employee shall be granted an option hereunder:

                           A. Which permits his rights to purchase stock under all employee stock purchase plans of the Company, its subsidiaries or its parent, if any to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time;

                           B. If immediately after the grant such Employee would own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or of any subsidiary of the Company. For purposes of determining stock ownership under this Paragraph, the rules of Section 424(d) of the Code shall apply; or

                           C. Which can be exercised after the expiration of 27 months from the date the option is granted.

         (b)      EXERCISE OF OPTION.

                  (i) Unless a Participant gives written notice to the Company pursuant to Paragraph 9(b)(ii) or Paragraph 10 prior to the termination date of a phase, his option for the purchase of shares will be exercised automatically for him as of such termination date for the purchase of the number of full shares of Company Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price, subject to the limitations set forth in Paragraph 11 hereof.

                  (ii) A Participant may, by written notice to the Company at any time during the thirty (30) day period immediately preceding the termination date of a phase, elect, effective as of the termination date of that phase, to exercise his option for a specified number of full shares less than the maximum number which may be purchased under his option.

                  (iii) As promptly as practicable after the termination date of any phase, the Company will deliver to each Participant herein the Common Stock purchased upon the exercise of his option, together with a cash payment equal to the balance, if any, of his account which was not used for the purchase of common stock.

         10.      WITHDRAWAL OR TERMINATION OF PARTICIPATION.

         (a) A Participant may, at any time prior to the termination date of a phase, withdraw all payroll deductions then credited to his account by giving written notice to the Company. Promptly upon receipt of such notice of withdrawal, all payroll deductions credited to the Participant's account will be paid to him and no further payroll deductions will be made during the phase. In such event, the option granted the Participant under that phase of the Plan shall lapse immediately. Partial withdrawals of payroll deductions hereunder may not be made. The Company may, at its option, treat any attempt by a Participant to borrow on the security of his or her accumulated payroll deductions as an election to withdraw such deductions.

         (b) In the event of the death of a Participant, the person or persons specified in Paragraph 15 may give notice to the Company within sixty (60) days of the death of the Participant electing to purchase the number of full shares which the accumulated payroll deductions in the account of such deceased Participant will purchase at the option price specified in Paragraph 9(a)(ii) and have the balance in the account distributed in cash. If no such notice is received by the Company within said sixty (60) days, the accumulated payroll deductions will be distributed in full in cash.

         (c) Upon termination of Participant's employment for any reason other than death of the Participant, the payroll deductions credited to his account, shall be returned to him and his option shall be terminated.

         11.      STOCK RESERVED FOR OPTIONS.

         (a) One Hundred Thousand (100,000) shares of the Company's Common Stock are reserved for issuance upon the exercise of options to be granted under the Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

         (b) If the total number of shares of the Common Stock for which options are to be granted for a given phase as specified in Paragraph 9 exceeds the number of shares then remaining available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding) and if the Committee does not elect to cancel such phase pursuant to Paragraph 4, the Committee shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as it shall consider practicable. In such event, the options to be granted and the payroll deductions to be made pursuant to the Plan which would otherwise be effected may, in the discretion of the Committee, be reduced accordingly. The Committee shall give written notice of such reduction to each Participant affected.

         (c) The Participant (or a joint tenant named pursuant to Paragraph 11(d) hereof) shall have no rights as a shareholder with respect to any shares subject to the Participant's option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Paragraph 13 hereof.

         (d) The shares of the Common Stock to be delivered to a Participant pursuant to the exercise of an option under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Committee prior to the termination date of that phase of the Plan, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

         (e) The Board of Directors may, in its discretion, require as conditions to the issuance of any shares of Common Stock under the Plan that such shares shall have been duly listed, upon official notice of issuance, upon a stock market, and that a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall then be effective.

         12. ACCOUNTING AND USE OF FUNDS. Payroll deductions for each Participant shall be credited to an account established for him under the Plan. A Participant may not make any separate cash payments into such account. Such account shall be solely for bookkeeping purposes and no separate fund or trust shall be established hereunder and the Company shall not be obligated to segregate such funds. All funds from payroll deductions received or held by the Company under the Plan may be used, without limitation, for any corporate purpose by the Company.

         13.      ADJUSTMENT PROVISION.

         (a) Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Common Stock resulting from a subdivision or consolidation of shares or the payment of a share dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

         (b) In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

         14.      NON-TRANSFERABILITY OF OPTIONS.

         (a) Options granted under any phase of the Plan shall not be transferable except under the laws of descent and distribution and shall be exercisable only by the Participant during his lifetime and after his death only by his beneficiary or the representative of his estate as provided in Paragraph 10(b) hereof.

         (b) Neither payroll deductions credited to a Participant's account, nor any rights with regard to the exercise of an option or to receive Common Stock under any phase of the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant except under the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Company may, at its option, treat such act as an election to withdraw funds in accordance with Paragraph 10.

         15. DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any cash to the Participant's credit under any phase of the Plan in the event of such Participant's death prior to exercise of his option pursuant to Paragraph 10(b) hereof, or to exercise his option and become entitled to any stock and/or cash upon such exercise in the event of the Participant's death prior to exercise of the option pursuant to Paragraph 10(b) hereof. The beneficiary designation may be changed by the Participant at any time by written notice to the Company.

         Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant's death of a beneficiary validly designated under the Plan, the Company shall in the event of the Participant's death under the circumstances described in Paragraph 10(b) hereof, allow such beneficiary to exercise the Participant's option pursuant to Paragraph 10(b) if such beneficiary is living on the termination date of the phase and deliver to such beneficiary the appropriate stock and/or cash after exercise of the option. In the event there is no validly designated beneficiary under the Plan who is living at the time of the Participant's death under the circumstances described in Paragraph 10(b) or in the event the option lapses, the Company shall deliver the cash credited to the account of the Participant to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Company, it may, in its discretion, deliver such cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. The Company will not be responsible for or be required to give effect to the disposition of any cash or stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provision of any law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of a Participant by whom he has been designated, acquire any interest in any stock or in any option or in the cash credited to the Participant under any phase of the Plan.

         16. AMENDMENT AND TERMINATION. The Plan may be terminated at any time by the Board of Directors provided that, except as permitted in Paragraph 4(c) with respect to an acceleration of the termination date of any phase, no such termination will take effect with respect to any options then outstanding. Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Section 423 of the Code, or other applicable laws or regulations; provided, however, that no such amendment shall, without prior approval of the shareholders of the Company (1) increase the total number of shares for which options may be granted under the Plan (except as provided in Paragraph 13 herein), (2) permit aggregate payroll deductions in excess of ten percent (10%) of a Participant's compensation as of the Compensation Date of a phase, or (3) impair any outstanding option.

         17. NOTICES. All notices or other communications in connection with the Plan or any phase thereof shall be in the form specified by the Committee and shall be deemed to have been duly given when received by the Participant or his designated personal representative or beneficiary or by the Company or its designated representative, as the case may be.

         18. PARTICIPATION OF SUBSIDIARIES. The Employees of any Subsidiary of the Company shall be entitled to participate in the Plan on the same basis as Employees of the Company, unless the Board of Directors determines otherwise. Effective as of the date of coverage of any Subsidiary, any references herein to the "Company" shall be interpreted as referring to such Subsidiary as well as to Video Sentry Corporation.

         In the event that any Subsidiary which is covered under the Plan ceases to be a Subsidiary of Video Sentry Corporation the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Paragraph 10 hereof as of the date such Subsidiary ceases to be such a
Subsidiary:

Adopted by Board of Directors:  June 30, 1995.


Approved by Stockholders: